Exhibit 18(d)



 FORM OF SCHEDULE I DATED ___________, 1998 TO MULTIPLE CLASS OF SHARES PLAN FOR
                   FIDELITY ADVISOR FUNDS DATED MARCH 19, 1998

-------------------------------------------------------------------------------------------------------
         TRUST/FUND/CLASS               SALES CHARGE      DISTRIBUTION FEE          SHAREHOLDER
                                                          (as a percentage of       SERVICE FEE
                                                           average net assets)   (as a percentage of
                                                                                 average net assets)
-------------------------------------------------------------------------------------------------------

Advisor Series VIII
Emerging Asia Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VIII
Overseas Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series I
Equity Growth Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VII
Natural Resources Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series I
Growth Opportunities Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series III
Equity Income Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
         TRUST/FUND/CLASS               SALES CHARGE      DISTRIBUTION FEE          SHAREHOLDER
                                                          (as a percentage of       SERVICE FEE
                                                           average net assets)   (as a percentage of
                                                                                 average net assets)
-------------------------------------------------------------------------------------------------------
Advisor Series II
Balanced Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series I
Large Cap Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series I
Mid Cap Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
              Class C              contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series I
Small Cap Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
              Class C              contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series I
Strategic Opportunities Fund:
        Initial Class              front-end                      none                  none
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VII
Consumer Industries Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VII
Cyclical Industries Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
         TRUST/FUND/CLASS               SALES CHARGE      DISTRIBUTION FEE          SHAREHOLDER
                                                          (as a percentage of       SERVICE FEE
                                                           average net assets)   (as a percentage of
                                                                                 average net assets)
-------------------------------------------------------------------------------------------------------
Advisor Series VII
Financial Services Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VII
Health Care Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VII
Technology Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VII
Utilities Growth Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series I
TechnoQuant Growth Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series I
Growth & Income Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VIII
International Capital
Appreciation Fund:                 front-end                      0.25                  none
        Class A*                   front-end                      0.50                  none
        Class T*                   contingent deferred            0.75                  0.25
        Class B                    contingent deferred            0.75                  0.25
        Class C                    none                           none                  none
        Institutional Class
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
         TRUST/FUND/CLASS               SALES CHARGE      DISTRIBUTION FEE          SHAREHOLDER
                                                          (as a percentage of       SERVICE FEE
                                                           average net assets)   (as a percentage of
                                                                                 average net assets)
-------------------------------------------------------------------------------------------------------
Advisor Series I
 Dividend Growth Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series I
 Retirement Growth Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series I
 Asset Allocation Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VIII
 Diversified International Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VIII
 Europe Capital Appreciation Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VIII
 Japan Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VIII
 Latin America Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
         TRUST/FUND/CLASS               SALES CHARGE      DISTRIBUTION FEE          SHAREHOLDER
                                                          (as a percentage of       SERVICE FEE
                                                           average net assets)   (as a percentage of
                                                                                 average net assets)
-------------------------------------------------------------------------------------------------------
Advisor Series VIII
 Global Equity Fund:
        Class A*                   front-end                      0.25                  none
        Class T*                   front-end                      0.50                  none
        Class B                    contingent deferred            0.75                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series IV
Intermediate Bond Fund:
        Class A*                   front-end                      0.15                  none
        Class T*                   front-end                      0.25                  none
        Class B                    contingent deferred            0.65                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VI
Intermediate Municipal Income
Fund:                              front-end                      0.15                  none
        Class A*                   front-end                      0.25                  none
        Class T*                   contingent deferred            0.65                  0.25
        Class B                    contingent deferred            0.75                  0.25
        Class C                    none                           none                  none
        Institutional Class
-------------------------------------------------------------------------------------------------------
Advisor Series II
Short Fixed-Income Fund:
        Class A*                   front-end                      0.15                  none
        Class T*                   front-end                      0.15                  none
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series VIII
Emerging Markets Income Fund:
        Class A*                   front-end                      0.15                  none
        Class T*                   front-end                      0.25                  none
        Class B                    contingent deferred            0.65                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series II
High Yield Fund:
        Class A*                   front-end                      0.15                  none
        Class T*                   front-end                      0.25                  none
        Class B                    contingent deferred            0.65                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
         TRUST/FUND/CLASS               SALES CHARGE      DISTRIBUTION FEE          SHAREHOLDER
                                                          (as a percentage of       SERVICE FEE
                                                           average net assets)   (as a percentage of
                                                                                 average net assets)
-------------------------------------------------------------------------------------------------------
Advisor Series II
Strategic Income Fund:
        Class A*                   front-end                      0.15                  none
        Class T*                   front-end                      0.25                  none
        Class B                    contingent deferred            0.65                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series II
Government Investment Fund:
        Class A*                   front-end                      0.15                  none
        Class T*                   front-end                      0.25                  none
        Class B                    contingent deferred            0.65                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------
Advisor Series V
Municipal Income Fund:
        Class A*                   front-end                      0.15                  none
        Class T*                   front-end                      0.25                  none
        Class B                    contingent deferred            0.65                  0.25
        Class C                    contingent deferred            0.75                  0.25
        Institutional Class        none                           none                  none
-------------------------------------------------------------------------------------------------------


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*       A contingent deferred sales charge of 0.25% is accessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.